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                        SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                _________________


                                    FORM 8-K

                                 CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                         Date of Report:  October 9, 1996


                                 UROMED CORPORATION
              (Exact name of registrant as specified in its charter)


       MASSACHUSETTS                 000-23266                   04-3104185
(State or Other Jurisdiction   (Commission File Number)       (I.R.S. Employer
     of Incorporation                                        Identification No.)



                     64 A STREET, NEEDHAM, MASSACHUSETTS  02194
                       Address of principal executive offices


        Registrant's telephone number, including area code: (617) 433-0033





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ITEM 5.   OTHER EVENTS

     On September 30, 1996, the Registrant issued a press release reporting that it had commenced a proposed offering of up to $50,000,000 principal amount of Convertible Subordinated Notes due 2003 to certain qualified institutional buyers, institutional accredited investors and foreign investors.

     On October 9, 1996, the Registrant issued a press release reporting that it had set the terms of its $60,000,000 in principal amount of 6% Convertible Subordinated Notes due October 15, 2003 to be offered to certain qualified institutional buyers, institutional accredited investors and foreign investors.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

EXHIBIT NUMBER      DESCRIPTION
--------------      -----------
  99.1              Press Release issued September 30, 1996,  reporting the
                    commencement of a proposed offering of up to $50,000,000 principal amount of Convertible Subordinated Notes due
                    2003 of the Registrant to certain qualified institutional buyers, institutional accredited investors and foreign investors.

  99.2 Press Release issued October 9, 1996, reporting that the Registrant had set the terms of its $60,000,000 in principal amount of 6% Convertible Subordinated Notes due October 15, 2003 to be offered to certain qualified institutional buyers, institutional accredited investors and foreign investors.




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                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    UROMED CORPORATION


Dated:  October 9, 1996             By: /s/ Paul J. Murphy
                                       ______________________________
                                       Paul J. Murphy, Treasurer and
                                       Chief Financial Officer